UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant 		(X)
Filed by a Party other than the Registrant 		(   )

Check the appropriate box:

(X)     Preliminary Proxy Statement
(   )   Confidential, for Use of the Commission
        Only (as permitted by Rule 14a-6(e)(2))
(   )	Definitive Proxy Statement
(   )  	Definitive Additional Materials
(   )  	Soliciting Material Pursuant to Section 240.14a 12

EYI INDUSTRIES, INC.

(Name of Registrant as Specified in its Charter)


(Name of Person(s) Filing Proxy Statement, if other than
Registrant)

Payment of Filing Fee (Check the appropriate box):

(X) No fee required

( ) Fee computed on table below per Exchange Act
Rules 14a-6(i)(1) and 0-11.

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transaction applies:

2)      Aggregate number of securities to which
transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(   )	Fee paid previously with preliminary materials.

(   )	Check box if any part of the fee is offset as provided
by Exchange Act Rule 0 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
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4) Date Filed:


EYI INDUSTRIES, INC.

NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD
DECEMBER 2, 2005

To Our Stockholders:

Notice is hereby given that the 2005 annual meeting of the stockholders of EYI Industries, Inc., a Nevada corporation
(the "Company") will be held at the Bellagio Hotel & Casino at 3600 S. Las Vegas Blvd., Las Vegas, NV 89109, Renoir 1 Room, on December 2, 2005, commencing at 10:00 a.m. (Pacific Time), for the following purposes:

1. To elect two directors to serve until their successors are duly elected and qualified;

2. To increase the number of authorized shares of the common stock of the Company to 1,000,000,000 shares; and

3. To consider and act upon such other business as may properly come before the annual meeting or any adjournment thereof.

Only stockholders of record at the close of business on October
10, 2005 are entitled to notice of, and to vote at, the annual meeting.

Stockholders unable to attend the meeting in person are requested to read the enclosed proxy statement and proxy and then complete and deposit the proxy in accordance with its instructions. Unregistered stockholders must deliver their completed proxies in accordance with the instructions given by their financial institution or other intermediary that forwarded the proxy to them.


BY ORDER OF THE BOARD OF DIRECTORS
OF EYI INDUSTRIES, INC.

/s/ Jay Sargeant

Jay Sargeant, President & CEO
Burnaby, British Columbia
October 20, 2005

IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience.
This will help to ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE EYI INDUSTRIES, INC. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

EYI INDUSTRIES, INC.
7865 EDMONDS STREET
BURNABY, BC  V3N 1B9

PROXY STATEMENT
FOR THE 2005 ANNUAL MEETING OF THE STOCKHOLDERS
TO BE HELD ON DECEMBER 2, 2005


ANNUAL MEETING

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of EYI Industries Inc. ("we", "us", "our", the "Company" or "EYI") for use at the 2005 annual meeting of the stockholders to be held on December 2, 2005 at 10:00 a.m. (Pacific Time) at Bellagio Hotel & Casino at 3600 S. Las Vegas Blvd., Las Vegas, NV 89109, Renoir 1 Room, and at any adjournment thereof, for the purposes set forth in the accompanying notice of annual meeting.

This proxy statement, the notice of meeting and the enclosed form of
proxy are expected to be mailed to our stockholders on or about   2005.


ENTITLEMENT TO VOTE

If you are a record holder of shares of our common stock on the record date, you may vote those shares of our common stock in person at the annual meeting or by proxy in the manner described below under "Voting
of Proxies."   If you hold shares of our common stock in a "street
name" through a broker or other financial institution, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution to vote your shares.


VOTING OF PROXIES

You can vote the shares that you own on the record date by either attending the annual meeting in person or by filling out and sending in a proxy in respect of the shares that you own. Your execution of a proxy will not affect your right to attend the annual meeting and to vote in person.

You may revoke your proxy at any time before it is voted by:

(a)	filing a written notice of revocation of proxy with our corporate secretary at any time before the taking of the vote at the annual meeting;

(b) 	executing a later-dated proxy relating to the same shares and delivering it to our corporate secretary at any time before the taking of the vote at the annual meeting; or

(c) 	attending the annual meeting, giving affirmative notice at the annual meeting that you intend to revoke your proxy and voting in person. Please note that your attendance at the annual meeting will not, in and of itself, revoke your proxy.

All shares of common stock represented by properly executed proxies received at or prior to the annual meeting that have not been revoked will be voted in accordance with the instructions of the stockholder
who has executed the proxy.   If no choice is specified in a proxy, the
shares represented by the proxy will be voted FOR the election of all the nominees to serve as our directors and FOR the approval of all of the other proposals set forth in the accompanying notice of meeting. The shares represented by each proxy will also be voted for or against such other matters as may properly come before the annual meeting in the discretion of the persons named in the proxy as proxy holders. We are not aware of any other matters to be presented for action at the annual meeting.

Any written revocation of proxy or subsequent later-dated proxy should be delivered to the office of EYI's legal counsel, O'Neill Law Group PLLC c/o 435 Martin Street, Suite 1010 Blaine, Washington, USA 98230 Fax No. (360) 332-2291.


RECORD DATE AND SHARES ENTITLED TO VOTE

Our board of directors has fixed the close of business on October 10, 2005 as the record date for the determination of stockholders entitled
to notice of and to vote at the annual meeting.   At the record date,
there were 226,259,804 shares of our common stock issued, outstanding, and entitled to vote at the annual meeting. Holders of common stock are entitled to one vote at the annual meeting for each share of common stock held of record at the record date. There are no separate voting groups or separate series of stock. There is no cumulative voting in the election of directors.


QUORUM

A quorum is necessary to hold a valid meeting of our stockholders. The required quorum for the transaction of business at the annual meeting is twenty percent (20%) of our issued and outstanding shares as of the record date.

In order to be counted for purposes of determining whether a quorum exists at the annual meeting, shares must be present at the annual meeting either in person or represented by proxy. Shares that will be counted for purposes of determining whether a quorum exists will include:

1. shares represented by properly executed proxies for which voting instructions have been given, including proxies which are marked "Abstain" or "Withhold" for any matter;

2. shares represented by properly executed proxies for which no instruction has been given; and

3. broker non-votes.

Broker non-votes occurs when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote such shares.


VOTES REQUIRED

The affirmative vote of the holders of a plurality of the shares of common stock voting is required for the election of our directors. This means that the nominees who receive the greatest number of votes for each open seat will be elected. Votes may be cast in favor of the election of directors
or withheld.   A vote is withheld when a properly executed proxy is marked
WITHHOLD for the election of one or more directors. Votes that are withheld will be counted for the purposes of determining the presence or absence of a quorum but will have no other effect on the election of directors. Broker non-votes will have no effect on the election of directors.

The affirmative vote of the holders of a majority of our common stock represented at the annual meeting in person or by proxy is required to:

(a) approve of the amendment to our Articles of Incorporation to increase our authorized number of shares of our common stock from 300,000,000 to 1,000,000,000; and

(b) elect two directors to serve until their successors are duly elected and qualified.

Stockholders may vote in favor or against any of these proposals, or they may abstain. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum and will have no effect on the vote with respect to these proposals.


STOCKHOLDER PROPOSALS

No proposals have been received from any stockholder to be considered at the annual meeting.


OTHER MATTERS

It is not expected that any matters other than those referred to in this proxy statement will be brought before the annual meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incidental to the conduct of the annual meeting.


SOLICITATION OF PROXIES

This proxy solicitation is being made on behalf of our board of directors. We will solicit proxies initially by mail. Further solicitation may be made by our directors, officers and employees personally, by telephone, facsimile, e-mail, internet or otherwise, but they will not be specifically compensated for these services. Upon request, we will reimburse brokers, dealers, banks or similar entities acting as nominees for their reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the shares of our common stock they hold as of the record date. We will bear the expenses incurred in connection with printing, filing and mailing of this proxy statement.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially
as of October 10, 2005 by: (i) each of our directors and nominees,
(ii) each of our named executive officers, and (iii) officers and directors as a group. Other than as described below, no person or group is known by us to beneficially own more than 5% of our outstanding shares of common stock. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

   Title of Class     Name and Address    Amount and Nature       Percentage
                   of Beneficial Owner of Beneficial Ownership of Common Stock(1)

Directors and Executive Officers

Common Stock	  Jay Sargeant	           94,472,157	          42%
	          3324 Military Avenue     Direct
                  Los Angeles,California   and Indirect(2)

Common Stock	  Dori O'Neill	           11,576,140	          5.1%
	          6520 Walker Avenue       Direct
                  Burnaby,British Columbia and Indirect (3)
                  Canada

Common Stock	  Bruce Nants	           1,060,000 shares         *
                  1999 West Colonial Dr.   Direct
	          Suite 211                and Indirect(6)
                  Orlando, Florida

Common Stock	  Rajesh Raniga	           700,000 shares	    *
	          13357-56 Avenue          Direct
                  Surrey, British Columbia and Indirect(7)
                  Canada

Holders of More than 5% of Our Common Stock

Common Stock	Barry Larose	           23,643,302 shares(4)   10.4%
	        20080 84th Avenue          Direct and Indirect
                Langley, British Columbia
                Canada

Common Stock	Michel Grise	           17,971,748 shares(5)   7.94%
	        489 Rue Du Massif          Direct and Indirect
                Mont St-Hilaire QC

Common Stock	Jay Sargeant	           94,472,157	          42%
	        3324 Military Avenue       Direct and Indirect(2)
                Los Angeles, California

Common Stock	Dori O'Neill	           11,576,140	          5.1%
	        6520 Walker Avenue         Direct and Indirect (3)
                Burnaby, British Columbia
                Canada

Notes
*	Less than 1%.

(1) Applicable percentage of ownership is based on 226,259,804 shares of common stock outstanding as of October 10, 2005 together with securities exercisable or convertible into shares of common ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable by the person holding such options for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) The shares are held as follows: (i) 50,000 shares are held by Northern Colorado, Inc., a company controlled by Mr. Sargeant;
(ii) 65,477,302 shares are held in the Jay Sargeant Trust, of which Mr. Sargeant is the Trustee. Mr. Sargeant has granted to the beneficiaries named in the trust the right to receive any cash distributions on the shares and has agreed to add to the trust corpus any stock dividends or shares granted in respect of, or in exchange for, the shares currently held in the trust. Mr. Sargeant retains the right to vote and dispose of the shares or amend the trust at any time; (iii) 26,397,236 shares are held by Mr. Sargeant beneficially as a named beneficiary under the trust; and
(iv) 2,500,000 shares which may be acquired by Mr. Sargeant on exercise of incentive stock options within 60 days of October 10, 2005. Mr. Sargeant acquired 47,619 shares as an investor in the Rule 506 Private Placement. Mr. Sargeant purchased each share at a price of $0.21 with a warrant at $0.30.

(3) Consists of 1,707,756 shares of our common stock held by Dori O'Neill directly, 7,368,384 shares held by Mr. O'Neill indirectly under the Jay Sargeant Trust, and 2,500,000 shares which may be acquired by Mr. O'Neill on exercise of incentive stock options within 60 days of October 10, 2005. Mr. O'Neill is a named beneficiary of the Jay Sargeant Trust, and is therefore an indirect beneficial owner, with respect to 7,368,384 shares. Under the trust, Mr. O'Neill has the right to receive any cash distributions on the shares, but Jay Sargeant, as the settlor of the Trust, has retained the right to vote and dispose of the shares, and to revoke or amend the trust at any time.

(4) Barry LaRose is a named beneficiary of the Jay Sargeant
Trust, and is therefore an indirect beneficial owner, with respect to 23,643,302 shares. Under the Trust, Mr. LaRose has the right to receive any cash distributions on the shares, but Jay Sargeant, as the settlor of the Trust, has retained the right to vote and dispose of the shares and to revoke or amend the trust at any time.

(5) Michel Grise is a named beneficiary of the Jay Sargeant Trust, and is therefore an indirect owner, with respect to 17,195,966 shares. Under the trust, Mr. Grise has the right to receive any cash distributions on the shares, but Jay Sargeant, as the settlor of the Trust, has retained the right to vote and dispose of the shares and to revoke or amend the trust at any time.

(6) Consists of 60,000 shares held directly by Mr. Nants and 1,000,000 shares which may be acquired by Mr. Nants on exercise of incentive stock options within 60 days of October 10, 2005.

(7) Consists of 250,000 shares held directly by Mr. Raniga and 450,000 shares which may be acquired by Mr. Raniga on exercise of incentive
stock options within   60 days of October 10, 2005


EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information concerning all equity compensation plans previously approved by stockholders and all previous equity compensation plans not previously approved by stockholders, as of the most recently completed fiscal year. On February 17, 2004, our board of directors approved the Stock Compensation Program (the "Plan"). The Plan became effective on
March 30, 2004. Under the Plan, options to purchase up to 25,000,000 shares of our common stock may be granted to our employees, officers, directors, and eligible consultants of our company. The Plan provides that the option price be the fair market value of the stock at the date of grant as determined by the Board of Directors. Options granted become exercisable and expire as determined by the Board of Directors.


EQUITY COMPENSATION PLAN INFORMATION AS AT DECEMBER 31, 2004

   Plan Category    Number of securities     Weighted-average          Number of securities
                to be issued upon         exercise price of outstanding remaining available for
                exercise of outstanding   options, warrants and rights  issuance under equity
                options, warrants and     (b)                           compensation plans
                rights (a)                                              (excluding securities
                                                                        reflected in column (a)
                	                                                (c)
Equity Compensation    Nil                       N/A                       N/A
Plans approved by
security holders

Equity Compensation   19,747,390              $0.14 per share	            5,252,610
Plans not approved
by security holders

Total    	      19,747,390              $0.14 per share    	    5,252,610


Stock Compensation Program

On February 17, 2004, we established our Stock Compensation Program.
The purpose of the Plan is to advance the interests of our company and our stockholders by strengthening our ability to obtain and retain the services of the types of employees, consultants, officers and directors who will contribute to our long term success and to provide incentives which are linked directly to increases in stock value which will inure to the benefit of all our stockholders. The Plan is administered by our Board of Directors or by a committee of two or more non-employee directors appointed by the Board of Directors (the "Administrator"). Subject to the provisions of the Plan, the Administrator has full and final authority to grant the awards of stock options and to determine the terms and conditions of the awards and the number of shares to be issued pursuant thereto. Options granted under the Plan may be either "incentive stock options," which qualify for special tax treatment under the Internal Revenue Code of 1986, as amended, (the "Code"), nonqualified stock options or restricted shares.

All of our employees and members of our Board of Directors are eligible to be granted options. Individuals who have rendered or are expected to render advisory or consulting services to us are also eligible to receive options. The maximum number of shares of our common stock with respect to which options or rights may be granted under the Plan to any participant is 25,000,000 shares, subject to certain adjustments to prevent dilution.

The exact terms of the option granted are contained in an option agreement between us and the person to whom such option is granted. Eligible employees are not required to pay anything to receive options. The exercise price for incentive stock options must be no less than 85% of the fair market value of the common stock on the date of grant. The exercise price for nonqualified stock options is determined by the Administrator in its sole and complete discretion. An option holder may exercise options from time to time, subject to vesting. Options will vest immediately upon death or disability of a participant and upon certain change of control events.

The Administrator may amend the Plan at any time and in any manner, subject to the following: (1) no recipient of any award may, without his or her consent, be deprived thereof or of any of his or her rights thereunder or with respect thereto as a result of such amendment or termination; and (2) any outstanding incentive stock option that is modified, extended, renewed, or otherwise altered must be treated in accordance with Section 424(h) of the Code.

The Plan terminates on March 30, 2014 unless sooner terminated by action of the Board of Directors. All awards granted under the Plan expire ten years from the date of grant, or such shorter period as is determined by the Administrator. No option is exercisable by any person after such expiration. If an award expires, terminates or is cancelled, the shares of our common stock not purchased thereunder may again be available for issuance under the Plan.

We filed a registration statement under the Securities Act of 1933, as amended, to register the 25,000,000 shares of our common stock reserved for issuance under the Plan on March 30, 2004.

None of the following persons has any substantial or material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the annual meeting except for our current and future directors and executive officers inasmuch as they may be granted stock options or stock awards pursuant to our 2004 Stock Incentive Plan:

1. each person who has been one of our directors or executive officers at any time since the beginning of our last fiscal year;

2. each nominee for election as one of our directors; or

3. any affiliate or associate of any of the foregoing persons.

PROPOSAL NUMBER ONE

ELECTION OF DIRECTORS TO OUR BOARD OF DIRECTORS

YOUR BOARD RECOMMENDS A VOTE "FOR" THE NOMINEES.
DIRECTORS ARE ELECTED BY A PLURALITY OF THE VOTES CAST.


ELECTION OF DIRECTORS

Our directors are appointed for one-year terms to hold office until the next annual general meeting of the holders of our common stock or until removed from office in accordance with our by-laws. Our officers are appointed by our Board of Directors and hold office until removed by our Board of Directors. Each director serves until the end of his term and until his successor has been elected and qualified. Our officers serve at the discretion of our board of directors.

Stockholders will appoint at the annual meeting three directors who will hold office until our 2006 meeting, or until their successors have been elected and qualified.


   Name	        Age     Position with the Company	      Date First Elected or Appointed
Jay Sargeant	57	President, Chief Executive          Director, Chief Executive Officer
 		        Officer and Director		    and President since December 31,2003

Dori O'Neill	45      Executive Vice-President, Treasurer Executive Vice-President, Treasurer,
	                Chief Operations Officer, Secretary Chief Operations Officer, Secretary
                        and Director	                    and Director since December 31, 2003
Rajesh Raniga	39	Chief Financial Officer	            Chief Financial Officer since
                                                            December 31, 2003
Bruce Nants	54	Director    	                    Director since March 1, 2004


Jay Sargeant. Mr. Sargeant has been our President, Chief Executive Officer and a member of our Board of Directors since December 31, 2003. Mr. Sargeant graduated from Boston State College in 1979 with a Bachelors Degree in English Literature and Psychology. From 1995 until June 30, 2002, the date of our merger with Essentially Yours Industries, Inc., Mr. Sargeant was a director of Essentially Yours Industries, Corp. a Canadian Federal corporation and our Affiliate.
Mr. Sargeant has resigned as a member of the Board of Directors of Essentially Yours Industries, Corp. to concentrate on our sales and marketing efforts. Mr. Sargeant was a founder of Essentially Yours Industries, Corp.

Dori O'Neill. Mr. O'Neill has been our Executive Vice President, Chief Operations Officer and a member of our Board of Directors since
December 31, 2003. From 1997 to June 2002, Mr. O'Neill served as a
Vice President and a member of the Board of Directors of Essentially Yours Industries Corp., a Canadian Federal corporation and our Affiliate, from December 2001 to June 2002. From 1994 through 1998 Mr. O'Neill was a self-employed consultant.

Bruce Nants. Mr. Nants has been a member of our Board of Directors since March 1, 2004. Mr. Nants is an attorney and has practiced since 1978 as a sole practitioner.

Rajesh Raniga. Mr. Raniga has been our Chief Financial Officer since December 31, 2003. Mr. Raniga is a Certified General Accountant. From 1989 to present Mr. Raniga has practiced with Delves Freer Anderson Raniga Caine as a general partner. In his private practice, prior to joining us, he specialized in auditing publicly-listed companies as well as acquisitions and mergers. He has also sat on the Board of Directors and served as the Chief Financial Officer of Uniserve Communications Services Inc., an internet service provider listed on the TSX Venture Exchange in Canada.


NOMINEES FOR ELECTION AS DIRECTORS

Messrs. Jay Sargeant and Dori O'Neill have been nominated by our board of directors to be elected to hold office until the 2006 annual meeting of our stockholders.

It is the intention of the persons named in the accompanying form of proxy to vote proxies for the election of the above nominees and each of the above nominees have consented to being named in this proxy statement and to serve, if elected on our board of directors. In the event that the above nominees should for some reason, presently unknown, become unavailable for election, the persons named in the form of proxy intend to vote for substitute nominees.

Family Relationships

There is no family relationship between any of our officers or directors.


COMPENSATION OF DIRECTORS

As at December 31, 2004, our directors were reimbursed for reasonable out-of-pocket expenses in connection with attendance at board of director and committee meetings, and are periodically granted options to purchase shares of our common stock at the discretion of our board of directors or our stock option committee, when constituted.


MEETINGS OF DIRECTORS DURING THE 2004 FISCAL YEAR

During our 2004 fiscal year, a total of two meetings of our board of directors were held and various matters were approved by consent resolution. All of our directors attended each of the meetings of our board of directors held during the 2004 fiscal year.


COMMITTEES OF OUR BOARD OF DIRECTORS

Audit Committee

The entire board of directors performs the functions of an audit committee, but no written charter governs the actions of the board of directors when performing the functions of an audit committee. The board of directors approves the selection of our independent accountants and meets and interacts with the independent accountants to discuss issues related to financial reporting. In addition, the board of directors reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants our annual operating results, considers the adequacy of our internal accounting procedures and considers other auditing and accounting matters including fees to be paid to the independent auditor and the performance of the independent auditor.

For the fiscal year ending December 31, 2004, the board of directors:

1. Reviewed and discussed the audited financial statements with management of EYI;

2. Discussed with Williams & Webster, P.S., the independent auditors of EYI, the matters required to be discussed by Statement on Accounting Standards No. 61 (communications with Audit Committees); and

3. Reviewed and discussed the written disclosures and the letter from EYI's independent auditors on the matters relating to the auditor's independence from EYI.

Based upon the board of directors' review and discussion of the matters above, the board of directors authorized inclusion of the audited financial statements for the year ended December 31, 2004 to be included in our Annual Report on Form 10-KSB for the year ended
December 31, 2004 filed with the Securities and Exchange Commission.

We presently do not have a compensation committee, an executive committee of our board of directors, stock plan committee or any other committees. However, our board of directors will consider establishing various committees during the current fiscal year.

Nomination Committee

Our board of directors does not maintain a nominating committee. As a result, no written charter governs the director nomination process. Other than Bruce Nants, none of our directors qualify as independent under the rules and regulations of NASDAQ and the SEC. The size of EYI and the size of the board of directors, at this time, do not require a separate nominating committee. Our independent directors annually review all director performance over the past year and make recommendations to the board of directors for future nominations. When evaluating director nominees, our independent directors consider the following factors:

(i) The appropriate size of EYI's board of directors;

(ii) The needs of EYI with respect to the particular talents and experience of its directors;

(iii) The knowledge, skills and experience of nominees, including experience in finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the board;

(iv) Experience with accounting rules and practices; and

(v) The desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new board members.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the board of directors may also consider such other factors as it may deem are in the best interests of EYI and its stockholders. In addition, the Board of Directors identifies nominees by first evaluating the current members of the board willing to continue in service. Current members of the board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination. If any member of the board does not wish to continue in service or if the board decides not to re-nominate a member for re-election, the board then identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the board of directors are polled for suggestions as to individuals meeting the criteria described above. The board may also engage in research to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary. The board of directors does not typically consider stockholder nominees because it believes that its current nomination process is sufficient to identify directors who serve our best interests.

Code of Ethics

We adopted a Code of Ethics applicable to our Chief
Executive Officer, Chief Financial Officer, Corporate
Controller and certain other finance executives, which is a "code of ethics as defined by applicable rules of the SEC. Our Code of Ethics is attached to our Annual Report on Form 10-KSB filed with the SEC on April 14, 2004. If we make any amendments to our Code of Ethics other than technical, administrative, or other non-substantive amendments, or grant any waivers, including implicit waivers, from a provision of our Code of Ethics to our chief executive officer, chief financial officer, or certain other finance executives, we will disclose the nature of the amendment or waiver, its effective date and to whom it applies in a Current Report on Form 8-K filed with the SEC.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based on our review of the copies of such forms received by us, we believe that during the fiscal year ended December 31, 2004 all such filing requirements applicable to our officers and directors were complied with exception that reports were filed late by the following persons:

Name and            Number          Transactions Not Known Failures
Principal Position  of Late Reports Timely Reported  to File a Required Form


Jay Sargeant
President, Chief Executive   3             3             -
Officer, and Director


Dori O'Neill
President, Chief
Operations Officer,          5	           5	         -
Secretary, Treasurer
and Director

Michel Grise                 1	           1	         -
10% shareholder



EXECUTIVE COMPENSATION

The following table sets forth certain summary information concerning the compensation paid or accrued for each of EYI's last three completed fiscal years to EYI's or its principal subsidiaries' Chief Executive Officer and each of its other executive officers that received compensation in excess of $100,000 during such period (as determined at December 31, 2004, the end of EYI's last completed fiscal year)
(the "Named Executive Officers"):

SUMMARY COMPENSATION TABLE


	                              Annual Compensation	          Long Term Compensation      All
   Name/Title   Year   Salary   Bonus   Other Annual Compensation Restricted  Options/LTIP payouts Other
                                                         Stock Awarded SARs   ($)	  Compensation
Jay Sargeant(1)
President,
CEO and
Director
            2004  --	 --	 $240,000 (2)	 --      --     --  4,200,000   --   	    --
	    2003  --	 --	 $240,000 (2)	 --      --	--	--	--          --
	    2002  --	 --	  $20,000 (2)	 --	 --	--	--      --          --

Dori O'Neill(3)	Chief
Operations
Officer,
Secretary,
Treasurer
And Director2004 --	 --	 $240,000 (4)	 --	--	--  7,400,000               --
    	    2003 --	 --	 $180,000 (4)	 --	--	--	--                  --
	    2002 --	 --	  $30,000 (4)	 --	--	--	--                  --


Notes:
(1)Mr. Sargeant was appointed as our President and Chief Executive Officer on December 31, 2003.

(2)We paid management consulting fees to Flaming Gorge, Inc., a private company controlled by Mr. Sargeant, our President, CEO and director, for his management of the operation of the company and our subsidiaries, reporting to the Board of Directors, and appointing managers to oversee certain departments. Mr. Sargeant was compensated at the rate of $20,000 per month, on a month to month basis commencing November 5, 2002. The agreement was for an initial five-year term, which is automatically renewable upon expiry of the five-year period on a year-to-year basis. Effective January 1, 2004, we extended the consulting agreement of Mr. Sargeant for an additional five years.

(3)Mr. O'Neill was appointed as our Executive Vice-President, Chief Operations Officer,Secretary, Treasurer on December 31, 2003.

(4)We paid management consulting fees to O'Neill Enterprises Inc., a private company controlled by Mr. O'Neill, our Executive
Vice-President, COO, Secretary, Treasurerand director, for the management of day to day activities andoperations of the company and our subsidiaries. Mr. O'Neill was compensated at the rate of $15,000 per month,on a month to month basis commencing November 5, 2002. The agreement was for an initial five-year term, which is automatically renewable upon expiry of the five-year period on a year-to-year basis. Effective January 1, 2004, we increased the consulting fees payable to Mr. O'Neill to $20,000 per month,and extended the term by five years.


OPTION/SAR GRANTS TABLE

   Name   	   No. Of Securities Underlying   % Total Options/SARs    Exercise or Base    Expiration
                 Options/SARS Granted (#)     Granted to Employees     Price               Date
                                              in year ended December   ($ perShare)
					      31 2004%

Jay Sargeant        3,200,000(1)              3.1%                      0.19               04/30/06
President, Chief    1,000,000                                           0.11               09/30/06
Executive Officer   3,200,000(1)                                        0.08               12/27/06
and Director

Dori O'Neill        3,200,000(2)              17.95%                    0.165              04/04/06
Chief Operations    3,200,000(1)                                        0.19               04/30/06
Officer,            1,000,000                                           0.11               09/30/06
Secretary,          3,200,000(1)                                        0.08               12/27/06
Treasurer
and Director


(1)	On December 27, 2004, our board of directors approved the re-pricing of 3,200,000 options
issued to Mr. O'Neill and 3,200,000 options issued to Mr. Sargeant.   The 6,400,000 options were
cancelled on December 27, 2004 and 3,200,000 options were issued on December 27, 2004 to each of
Mr. O'Neill and Mr. Sargeant to replace their cancelled options. The new options have a $0.08 exercise price and expire December 27, 2006.
(2)	The 3,200,000 options were exercised on April 21, 2004

EXERCISES OF STOCK OPTIONS AND YEAR-END OPTION VALUES

The following table contains information regarding options exercised in the year ended December
31, 2004, and the number of shares of common stock underlying options held as of December 31,
2004, by EYI's Named Executive Officers.


AGGREGATED OPTIONS/SAR EXERCISES
IN LAST FISCAL YEAR AND
FISCAL YEAR END OPTIONS/SAR VALUES



  	 	  	 	  	 	   Number of Securities Underlying  	    Value of Unexercised
  	 	   Shares  	     	 	Unexercised Options/SARs  	 	In-the-Money Options/SARs
  	 	Acquired on  	Value  	 	at FY-End  	 	at FY-End
  	 	Exercise  	Realized  	(#)  	 	       ($)
   Name  	   (#)  	($)  	 	Exercisable  	 	Unexcersiable  	 	Exercisable  	Unexercsiable

Jay Sargeant
President,
Chief Executive
Officer and
Director  	200,250  	$22,027	 	3,999,750	 	--  	 	         --  	 	   --




Dori O'Neill
Chief  Operations Officer, Secretary,
Treasurer  and Director
	 	3,200,000      $528,000    	4,200,000    	 	--      	 	 --      	    --




REPRICING OF OPTIONS

During the year ended December 31, 2004, our board of directors approved the re-pricing of: (i) options to purchase 3,200,000 shares of our common stock granted in favor of Mr. Sargeant, our president and chief executive officer, on April 30, 2004 at a price of $0.19; and (ii) options to purchase 3,200,000 shares of our common stock granted in favor of Mr. O'Neill, our president and chief executive officer, on April 30, 2004 at a price of $0.19. The option price was reduced to $0.08 per share in order that the exercise price was more reflective of the then current trading price of our common stock and in order to provide a continuing performance incentive. The 6,400,000 options were cancelled on December 27, 2004 and 3,200,000 options were issued on December 27, 2004 to each of Mr. O'Neill and Mr. Sargeant to replace their cancelled options. The new options have a $0.08 exercise price and expire December 27, 2006.


COMPENSATION ARRANGEMENTS

Compensation of Directors

All of our directors receive reimbursement for out-of-pocket expenses for attending Board of Directors meetings. From time to time we may engage certain members of the Board of Directors to perform services on behalf of EYI and may compensate such persons for the performance of those services.

In November 2002, we entered into a consulting agreement with Flaming Gorge, Inc., a company controlled by Jay Sargeant, our President, Chief Executive Officer and a member of our Board of Directors. Pursuant to this agreement, we agreed to pay Flaming Gorge, Inc. $20,000 per month in consideration of management consulting services provided by Mr. Sargeant to us. The agreement automatically renews on a year-to-year basis at the end of the initial five
(5) year term.

In November 2002, we entered into a consulting agreement with Dori O'Neill Enterprises, Inc., a company controlled by Dori O'Neill, our Executive Vice President, Chief Operations Officer, Secretary, Treasurer and a member of our Board of Directors. Pursuant to the agreement, we agreed to pay $15,000 per month in consideration of management consulting services provided by Mr. O'Neill to us. This agreement automatically renews on a year-to-year basis at the end of the initial five (5) year term. Effective January 1, 2004, we increased the consulting fees payable to O'Neill Enterprises, Inc., to $20,000 per month for management consulting services provided by Mr. O'Neill to us.


LONG-TERM INCENTIVE PLANS

We do not have any long-term incentive plans, pension plans, or similar compensatory plans for our directors or executive officers.


INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as described below, none of the following parties has, since our date of incorporation, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us, other than noted in this section:

1) Any of our directors or officers;
2) Any person proposed as a nominee for election as a director;
3) Any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of common stock;
4) Any of our promoters; and
5) Any relative or spouse of any of the foregoing persons who has the same house as such person.

In November 2002, we entered into a consulting agreement with O'Neill Enterprises, Inc., a company controlled by Dori O'Neill, our Executive
Vice President, Chief Operations Officer, Secretary, Treasurer and a member of our Board of Directors. Pursuant to the agreement, we agreed to pay $15,000 per month in consideration of management consulting services provided by Mr. O'Neill to us. This agreement automatically renewed on a year-to-year basis at the end of the initial five (5) year term. Effective January 1, 2004, we increased the consulting fee payable to Mr. O'Neill to $20,000 per month with a five year extension.

In November 2002, we entered into a consulting agreement with Flaming Gorge, Inc., a company controlled by Jay Sargeant, our President, Chief Executive Officer and a member of our Board of Directors. Pursuant to the agreement, we agreed to pay $20,000 per month in consideration of management consulting services provided by Mr. Sargeant to us. This agreement automatically renewed on a year-to-year basis at the end of the initial five (5) year term. Effective January 1, 2004, we extended the consulting agreement of Mr. Sargeant for an additional five year extension.

On May 27, 2002, pursuant to a Declaration of Trust and the revised
First Amendment to Trust Agreement dated December 23, 2003, Jay Sargeant, agreed that in the event he becomes the owner of stock in EYI Nevada, and/or RGM International, Inc., a Nevada corporation, he will hold stock in trust for the below listed persons. As at December 31, 2004 Mr. Sargeant held 11,970,000 shares of common stock of EYI Nevada, allocated as follows:

NAME            NUMBER OF SHARES
Jay Sargeant	  26,397,236
Barry LaRose	  23,643,302
Michel Grise	  17,195,966
Dori O'Neill	   7,368,384
Thomas Viccars	   7,368,384
Kristan Sargeant   3,684,192
Rena Davis	   1,842,096
Donna Keay	   1,381,572
Janet Carpenter	   1,381,572
Shauna Browne	     921,048
Harnek Chandi	     690,786


On December 31, 2003, we completed a share exchange with certain stockholders of EYI Nevada, pursuant to which we issued shares of our common stock to the EYI stockholders in exchange for the shares of EYI Nevada common stock held by them. Mr. Sargeant, our President, Chief Executive Officer and a member of our board of directors, held shares in EYI Nevada, and, based on the conversion ratio in the share exchange, Mr. Sargeant acquired 91,874,538 shares in the exchange. Prior to the exchange, Northern Colorado, Inc., a company in which Mr. Sargeant is a principal, already owned 50,000 shares, all of which Mr. Sargeant may be deemed to be the beneficial owner. Following the exchange, the total number of shares of which Mr. Sargeant has beneficial ownership is 91,924,538. Of these shares, 65,477,302 shares are held in the Jay Sargeant Trust. Mr. Sargeant is the trustee of the trust, and he has retained the right to vote and dispose of the shares and to revoke or amend the trust at any time. Mr. Sargeant is also a named beneficiary of the Trust with respect to 26,397,236 shares.

During the year ended December 31, 2004, we purchased approximately 90% of our products for resale from Nutri-Diem Inc., a company owned in part by a director of our company.

In January 2004, EYI entered into a consulting agreement with Rajesh Raniga Inc ("RR INC") whereas Rajesh Raniga, the principal of RR INC., is to act as our Chief Financial Officer on a month to month basis for consideration of $150 CAD per hour with a minimum charge of $2,000 CAD per month and 250,000 shares of our common stock. In January, 2004, we issued 250,000 shares of restricted common stock to Rajesh Raniga Inc. as compensation for the high degree of responsibility associated with the position, and the assistance provided with the share exchange transaction with Safe ID. Mr. Raniga became our chief financial officer on January 1, 2004. Rajesh Raniga, nor RR INC., is an employee of EYI, but rather RR INC. is an independent contractor.


LEGAL PROCEEDINGS

There are currently no legal proceedings to which any of EYI's directors and officers are a party adverse to EYI or in which any of EYI's directors and officers have a material interest adverse to EYI.

PROPOSAL NUMBER TWO

AMENDMENT OF ARTICLES OF INCORPORATION TO
INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK

On October 19, 2004, our board of directors approved an amendment to the Articles of Incorporation of EYI to increase the authorized common stock of EYI to 1,000,000,000 shares of common stock. The increase to the number of shares will require an amendment to our Articles of Incorporation. Our board of directors has directed that the increase to the shares of authorized common stock and the corresponding amendment to our Articles of Incorporation be submitted for approval by our stockholders.

Our board of directors has determined that it would be in the best interests of EYI to amend its Articles of Incorporation to increase the number of authorized shares of common stock from 300,000,000 shares to 1,000,000,000 shares. Each additional share of common stock will have the same rights and privileges as each share of currently authorized common stock. Our board of directors believes it is in the best interests of EYI to increase the number of authorized shares in order to give EYI greater flexibility in financing its business operations, and to allow EYI to avoid holding further stockholder meetings to increase its authorized capital to meet its financing requirements. The shares will be available for issuance by our board of directors for proper corporate purposes, including but not limited to, stock dividends, stock splits, acquisitions, financings and compensation plans. The issuance of additional shares of common stock could have the effect of diluting earnings per share, voting power and shareholdings of stockholders. It could also have the effect of making it more difficult for a third party to acquire control of EYI. We anticipate issuing additional shares of common stock in connection with future financings of EYI. We presently do not have any agreement or other arrangement for any financing involving the issuance of shares of our common stock and there is no assurance we will enter into any equity financing arrangement. Current stockholders do not have preemptive rights to subscribe for, purchase or reserve any shares of the authorized capital stock of EYI.

If the increase to our authorized shares of common stock is approved by our stockholders, we will file an amendment to our Articles of Incorporation with the Secretary of the State of Nevada as practicable after stockholder approval is obtained.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE INCREASE
TO THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK AND A CORRESPONDING AMENDMENT TO EYI'S ARTICLES OF INCORPORATION.


INDEPENDENT PUBLIC ACCOUNTANTS

Our current principal accountants are Williams and Webster, P.S. ("WW"). WW have audited EYI's financial statements for the fiscal years ended
December 31, 2004, 2003 and 2002.   EYI is not recommending that its
principal accountants be submitted to the stockholders of EYI for election, approval or ratification because EYI is not required to do so under its Articles of Incorporation, its bylaws or the Nevada Revised Statutes. EYI anticipates that a representative of Williams
& Webster, P.S. will not be present at the annual meeting.

AUDIT FEES

The aggregate fees billed for the two most recently completed fiscal years ended December 31, 2004 and 2003 for professional services rendered by the principal accountant for the audit of our annual financial statements and review of the financial statements included our Quarterly Reports on Form 10-QSB and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

             Year Ended December 31, 2004    Year Ended December 31, 2003

Audit
Related Fees         $106,500                      $56,710
Tax Fees                $0                          $2,150
All Other Fees          $0                          $1,000
Total                $106,500                      $59,860

INDEPENDENCE

Our audit committee pre-approves all non-audit services to be performed by our principal accountant in accordance with our audit committee charter.


FORWARD LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements, identified by words such as "plan", "anticipate", "believe", "estimate", "should," "expect" and similar expressions, include our expectations and objectives regarding our future financial position, operating results and business strategy. These statements reflect the current views of management with respect to future events and are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from those described in the forward-looking statements. As such, these forward-looking statements involve uncertainty and risk. Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement.
We advise you to carefully review the reports and documents we file from time to time with the Securities and Exchange Commission ("SEC"), particularly our annual reports on Form 10-KSB, quarterly reports on Form 10-QSB and our current reports on Form 8-K.


FUTURE STOCKHOLDER PROPOSALS

In accordance with the United States Securities and Exchange Commission (the "SEC") Rule 14a-8, stockholders who wish to present proposals for inclusion into proxy materials to be distributed in connection with our next annual meeting must submit their proposals to our principal executive offices within a reasonable time before we begin to print and mail our proxy materials in connection with our next annual meeting. Stockholder proposals must satisfy the conditions established by the SEC for stockholder proposals in order to be included in EYI's proxy statement for that meeting.


WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section of the SEC, Room 1580, 100 F Street NE, Washington D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The
SEC also maintains an Internet website, located at www.sec.gov that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.


BY ORDER OF THE BOARD OF
DIRECTORS OF EYI INDUSTRIES, INC.


/s/ Jay Sargeant
__________________________________
JAY SARGEANT
President, and Chief Executive Officer

Burnaby, British Columbia
October 20, 2005

PROXY

ANNUAL MEETING OF STOCKHOLDERS OF

EYI INDUSTRIES, INC.
(the "Company")

TO BE HELD AT:

BELLAGIO HOTEL & CASINO
3600 S. LAS VEGAS BLVD., LAS VEGAS, NV 89109, RENOIR 1 ROOM
ON DECEMBER 2, 2005 AT 10:00 AM (PACIFIC TIME)

The undersigned stockholder ("Registered Shareholder") of the Company hereby appoints, JAY SARGEANT, a Director of the Company, or failing this person, DORI O'NEILL, a Director of the Company, or in place of the foregoing, ______________________________ as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting of the Registered Shareholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.


SIGN HERE:

Please Print Name:

Date:

Number of Shares
Represented by Proxy:



Resolutions (For full detail of each item, please see the enclosed Notice of Meeting and Proxy Statement)




1.
Election of Director:

For

Withhold

Nominee - DORI O'NEILL




      ____        _____


2.Election of Director:

Nominee - JAY SARGEANT





      ____        _____




3.Approval of Increase of the Number of Shares of Authorized
Common Stock to 1,000,000,000 Shares






For

   Against

Abstain


____  _______   _______


THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED .
SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE

      INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This proxy is solicited by the Management of the Company.

2. This form of proxy (the "Instrument of Proxy") must be signed by you, the Registered Stockholder, or by your attorney duly authorized by you in writing, or, in the case of a company, by a duly authorized officer or representative of the company; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany this Instrument of Proxy.

3.	If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Stockholder, for the named proxies to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Stockholder.

4.	A Registered Stockholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5.	A Registered Stockholder who is not able to attend the Meeting in person but wishes to vote on the proposals set out in this Instrument of Proxy may appoint the management persons named on this Instrument of Proxy as proxy for the Registered Stockholder by completing and signing this Instrument of Proxy and by indicating your choice on a proposal by placing an "X" in the appropriate box. Where no choice is specified by a Registered Stockholder with respect to a proposal set out in this Instrument of Proxy, a management appointee acting as proxy will vote in favor of that proposal;

6. The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Stockholder on any poll of a resolution that may be called for and, if the Registered Stockholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxy with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxy, in its sole discretion, sees fit.

If a Registered Stockholder has submitted an Instrument of Proxy, the Registered Stockholder may still attend the Meeting and may vote in person. To do so, the Registered Stockholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, this proxy form must be received at the office of the Company's legal counsel, O'Neill Law Group PLLC, by mail or by fax no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address and fax number is:

O'NEILL LAW GROUP PLLC
435 Martin Street, Suite 1010
Blaine, Washington, USA 98230
Fax No. (360) 332-2291